UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2021 (June 29, 2021)

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40555	86-1826129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	THCPU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	THCP	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	THCPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 2, 2021, Thunder Bridge Capital Partners IV, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-fifth of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters a 45-day option to purchase up to 3,375,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-254359) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 16, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated June 29, 2021, by and between the Company and Morgan Stanley & Co. LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 29, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, TBCP IV, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated June 29, 2021, by and between the Company and Frist Capital Group, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Advisory Services Agreement, dated June 29, 2021, by and between the Company and Thunder Bridge Capital, LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 29, 2021, by and among the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Placement Unit Purchase Agreement, dated June 29, 2021 (the “Placement Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Placement Unit Purchase Agreement by and between the Company and the Sponsor, the Company completed the private sale of an aggregate of 625,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,250,000. The Private Placement Units (and the underlying securities) are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $225,000,000, comprised of $220,500,000 of the proceeds from the IPO (which amount includes $7,875,000 of the underwriter’s deferred discount) and $4,500,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to (A) modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On June 29, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 29, 2021, by and between the Company and Morgan Stanley & Co. LLC
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated June 29, 2021, by and among the Company, its officers, directors and TBCP III, LLC.
10.2	Administrative Services Agreement, dated June 29, 2021, by and among the Company and First Capital Group, LLC.
10.3	Advisory Services Agreement, dated June 29, 2021, by and among the Company and Thunder Bridge Capital, LLC.
10.4	Investment Management Trust Agreement, June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.5	Registration Rights Agreement, dated June 29, 2021, by and among the Company, TBCP IV, LLC and the holders party thereto.
10.6	Placement Unit Purchase Agreement, dated June 29, 2021, by and between the Company and TBCP IV, LLC.
99.1	Press Release, dated June 29, 2021.
99.2	Press Release, dated July 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

	By:	/s/ Gary A. Simanson
		Name:	Gary A. Simanson
		Title:	Chief Executive Officer

Dated: July 2, 2021

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